EXHIBIT 10.1

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED COOPERATION AGREEMENT

This Second Amendment, dated as of September 15, 2021 (this “Amendment”), to the Third Amended and Restated Cooperation Agreement is by and among Avis Budget Group, Inc. (the “Company”) and the entities set forth on Schedule A hereto (together with their Affiliates, “SRS”).

WHEREAS, the Company and SRS have previously entered into that certain Third Amended and Restated Cooperation Agreement dated as of February 23, 2020 as amended by that certain Amendment to Third Amended and Restated Cooperation Agreement dated as of August 12, 2020 (as so amended prior to the date hereof, the “Agreement”), with respect to certain matters relating to the Board of Directors of the Company and certain other matters, as provided therein; and

WHEREAS, the Company and SRS desire to extend the Standstill Period (as defined therein) and make certain other amendments to the Agreement as set forth herein.

NOW THEREFORE, in consideration of the covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and SRS wish to amend the Agreement on the terms set forth herein, and agree as follows:

1.          Amendments to the Agreement.

(a)           The first sentence of Section 2 of the Agreement is amended and restated in its entirety as follows:

“During the period commencing with the execution and delivery of this Agreement and ending on the earliest to occur of (i) December 31, 2022, (ii) the date on which SRS’s Beneficial Ownership ceases to satisfy the Minimum Ownership Level set forth in Section 5(b) hereof and (iii) the date that is sixty (60) calendar days prior to the Advance Notice Deadline (the “Standstill Period”), SRS shall not, directly or indirectly, in any manner, take any of the following actions (unless specifically permitted to do so in writing in advance by the Board):”

(b)          The last sentence of Section 14 of the Agreement is amended and restated in its entirety as follows:

“In the event the Company determines to hold the 2023 Annual Meeting (as defined below) more than twenty-five (25) days before or twenty-five (25) days after the one-year anniversary of the 2022 annual meeting of stockholders, the Company will provide notice to SRS of the Advance Notice Deadline no later than seventy-five (75) days prior to the Advance Notice Deadline. ”

(c)          Section 15(a) of the Agreement is amended and restated in its entirety as follows:

“Advance Notice Deadline” means the advance notice deadline as determined pursuant to the Company’s bylaws, as then in effect, for stockholders to nominate candidates for the annual meeting of stockholders following the 2022 annual meeting of stockholders (the “2023 Annual Meeting”).

2.          Defined Terms. All capitalized terms used in this Amendment but not specifically defined herein shall have the same meanings given such terms in the Agreement.

3.          Ratification of Agreement. Except as set forth herein, the Agreement shall remain unmodified and in full force and effect.

4.          Counterparts. This Amendment may be executed in two or more counterparts, which together shall constitute a single agreement.

5.          Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without reference to the conflict of laws principles thereof.

[Signature Page Follows]

2

IN WITNESS WHEREOF, each of the parties hereto have executed this Amendment or caused the same to be executed by its duly authorized representative as of the date first above written.

Avis Budget Group, Inc.

By:	/s/ Jean M. Sera
	Name: Title:	Jean M. Sera Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

[Signature Page to the Second Amendment to the Third Amended and Restated Cooperation Agreement]

SRS Investment Management, LLC

By:	/s/ David B. Zales
	Name: Title:	David B. Zales General Counsel

SRS Partners Master Fund LP

By:	/s/ David B. Zales
	Name: Title:	David B. Zales General Counsel

SRS Special Opportunities Master II, LP

By:	/s/ David B. Zales
	Name: Title:	David B. Zales General Counsel

SRS Long Opportunities Master Fund, LP

By:	/s/ David B. Zales
	Name: Title:	David B. Zales General Counsel

SCHEDULE A

SRS Investment Management, LLC

SRS Partners Master Fund LP

SRS Special Opportunities Master II, LP

SRS Long Opportunities Master Fund, LP